EXHIBIT 32.2

906 CERTIFICATION OF CERTIFYING OFFICER

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Registration Statement On Form SB-2 of Interstate Data USA, Inc. for the Period Ended December 31, 2005, I, Duane James, Chief Executive Officer of Interstate Data USA, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Audit Report on Form SB-2 for the year ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Audit Report on Form SB-2 for the period ended December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Interstate Data USA, Inc.

Dated:  November 20, 2006

INTERSTATE DATA USA, INC.


By: /s/ Duane James
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Vice-President of Finance